AMENDMENT TO LICENSE AGREEMENT BETWEEN
                      THE DAVIS FAMILY TRUST AND ELECTRONIC
                               FUEL CONTROL, INC.

         This Amendment is entered into this the 3rd day of January, 2000, between the DAVIS FAMILY TRUST and ELECTRONIC FUEL CONTROL, INC.

         WHEREAS, the DAVIS FAMILY TRUST ("Trust") and ELECTRONIC DUEL CONTROL, INC. ("EFC") entered into a License Agreement dated May 13, 1996 under which ELECTRONIC FUEL CONTROL, INC, received certain rights to letters patent owned by the Trust and the Trust received certain remuneration; and

         WHEREAS, the EFC and the Trust have reached agreement on certain changes to be made to said License Agreement and wish to reduce those changes to' written form;

         NOW, THEREFORE, for and in consideration of the mutual promises; covenants, warranties, and agreements heretofore made and now set forth in this Agreement, the parties hereto do hereby agree as follows:

                                       I.

         The first sentence of Article 20 of that certain License Agreement entered into between the Trust and EFC dated May 13, 1996 is hereby stricken in its entirety and the following language is inserted in lieu thereof:

         "This licensing Agreement covering the "Licensed Patented Rights" shall encompass and be valid within and only within the boundaries of the continental United States of America, Mexico, Canada, the sovereign nation of Egypt as the borders thereof are defined on January 3, 2000,


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and South America."

                                       II.

         The content and language of Article 21 of that certain License Agreement entered into between the Trust and EFC dated May 13, 1996 is hereby stricken in its entirety and the following language is inserted in lieu thereof:

"Reserved."

                                       3.

         In return for the changes herein agreed upon by the Trust upon execution hereof by EFC, EFC shall issue or cause to be issued 250,000 shares of EFC's common voting stock in the name of the Davis Family Trust and deliver said stock to the Trustee of said Trust. It is agreed that said stock shall be issued on the basis of the price of EFC common voting stock as reflected on the exchange where said stock is traded at the close of business on August 5, 1999. The parties agree that the 250,000 shares of common voting stock issued pursuant to this Amendment to License Agreement shall not be encumbered by any restrictions on the sale or transfer thereof extending beyond a period of twelve
(12) calendar months from the date of issuance. Further; EFC agrees that the ownership percentage held by the Trust in EFC after issuance of said common voting shares shall not thereafter be diluted nor shall EFC permit said ownership percentage to be diluted by any act, deed, or conduct of EFC, it officers, agents, representatives, directors, or other person or entity acting or purporting to act on its behalf.


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

                                       4.

         This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this agreement by affixing respectively the signature of a duly authorized officer of EFC and by the Trustee of the Davis Family Trust, this the 4 day of January, 2000.

                                                   ELECTRONIC FUEL CONTROL, INC.




                                                   /s/ Robby E. Davis
                                                   ------------------
                                                   Robby E. Davis
                                                   Its president

/s/ Donna Henderson
-------------------
Donna Henderson
Witness


Attested to:                                                  CORPORATE SEAL


/s/ Jeffrey F. Davis
--------------------
Jeffrey F. Davis
Corporate Secretary

                                                   THE DAVIS FAMILY TRUST


                                                   /s/ Mark W. Crouch, Trustee
                                                   ---------------------------
                                                   Mark W. Crouch, Trustee

_________________________
Witness


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